UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 7, 2007 (November 6, 2007)

Alltel Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-4996                                     34-0868285
(Commission File Number) (IRS Employer Identification No.)

One Allied Drive, Little Rock, Arkansas 72202
(Address of Principal Executive Offices, Including Zip Code)

(501) 905-8000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 6, 2007, Alltel Corporation issued a press release announcing that its wholly-owned subsidiaries, Alltel Communications, Inc. and Alltel Ohio Limited Partnership, are extending the expiration date and price determination date with respect to their previously announced cash tender offers for their outstanding debt securities.

A copy of the press release is filed as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 — Press release dated November 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                        ALLTEL CORPORATION

                        By:   /s/ Sharilyn S. Gasaway
                        Name:  Sharilyn S. Gasaway
                        Title:    Executive Vice President - Chief Financial Officer

Dated: November 7, 2007

EXHIBIT INDEX

Exhibit No.           Description

Exhibit 99.1          Press release dated November 6, 2007.

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